Share Capital	6 Months Ended
Jul. 31, 2025
Share Capital
Share Capital

Note 15 – Share Capital

On July 15, 2024, we filed a final short - form base shelf prospectus (the “2024 Base Shelf Prospectus”), allowing us to offer and issue an unlimited quantity of the following securities during the 25 - month period following thereafter: (i) common shares; (ii) preferred shares; (iii) senior or subordinated unsecured debt securities; (iv) subscription receipts; (v) warrants; and (vi) securities comprised of more than one of the aforementioned common shares, preferred shares, debt securities, subscription receipts and/ or warrants offered together as a unit. These securities may be offered separately or together, in separate series, in amounts, at prices and on terms to be set forth in one or more shelf prospectus supplements. No securities have yet been sold pursuant to the 2024 Base Shelf Prospectus.

For the three and six month periods ended July 31, 2025, cash flows provided from stock options and share units exercised were $4.8 million and $8.4 million, respectively, compared to $3.3 million and $7.5 million the same periods in fiscal 2025, respectively.

For the three and six month periods ended July 31, 2025, the Company withheld nil and 66,922 common shares, respectively, to satisfy employee tax withholding requirements for net share settlements of PSUs and RSUs, compared to nil and 73,588 in the same periods in fiscal 2025, respectively. Total payments to satisfy employee tax withholding requirements for net share settlements of PSUs and RSUs were nil and $6.5 million for the three and six month periods ended July 31, 2025, respectively, compared with nil and $6.7 million in the same periods in fiscal 2025, respectively, and are reflected as a financing activity in the condensed consolidated statements of cash flows.